SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2020

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing

On June 18, 2020, ClearSign Technologies Corporation (the “Company”) received a letter (the “Notice”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, due to the decision of Dr. Lon E. Bell not to stand for election as a director at the Company’s 2020 annual meeting of shareholders (the “Annual Meeting”), which was held on June 17, 2020, the Company no longer meets the requirements of Listing Rule 5605(b)(1) (Majority Independent Board) and Listing Rule 5605(c)(2) (Audit Committee Composition). However, consistent with Listing Rules 5605(b)(1)(A) and 5605(c)(4), Nasdaq has provided the Company a cure period in order to regain compliance as follows:

•	until the earlier of the Company’s next annual shareholders’ meeting or June 17, 2021; or

•	if the next annual shareholders’ meeting is held before December 14, 2020, then the Company must evidence compliance no later than December 14, 2020.

The Company intends to undertake a search for an independent director and to appoint that person to the Board of Directors within the cure period.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As noted above, on June 17, 2020, the Company held its Annual Meeting. A total of 21,882,468 shares of common stock, constituting a quorum, were represented in person or by proxies at the Annual Meeting. The following are the voting results on each matter submitted to the shareholders. The proposals below are described in detail in the Company’s proxy statement, which was filed with the Securities and Exchange Commission on April 27, 2020.

Proposal 1. Each of the following nominees was elected to serve as a director until the election and qualification of his or her successor.

Nominee Name	For	Withheld	Broker Non-Votes

Robert T. Hoffman	9,604,722	1,813,475	10,464,271
Susanne L. Meline	11,364,164	54,033	10,464,271
Bruce A. Pate	11,349,672	68,525	10,464,271
Colin James Deller	9,596,470	1,821,727	10,464,271

Proposal 2. The shareholders approved, on an advisory basis, Gumbiner Savett Inc. as the Company’s independent registered public accounting firm for the year ended December 31, 2020.

For	Against	Abstentions	Broker Non-Votes

21,845,989	29,731	6,748	0

Proposal 3. The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes

10,974,954	398,439	44,804	10,464,271

Proposal 4. The shareholders approved one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies in the absence of a quorum.

For	Against	Abstentions	Broker Non-Votes

21,052,999	718,197	111,272	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2020

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Brian Fike
Brian G Fike
Chief Financial Officer